                                                                   Exhibit 10.21



                           THIRD AMENDMENT AND WAIVER
                                       TO
                            SECURED CREDIT AGREEMENT


     THIS THIRD AMENDMENT AND WAIVER dated as of March 13, 2000 (this

"Amendment") is entered into by and among Pen-Tab Industries, Inc., a Delaware
 ---------
corporation (the "Company"), Pen-Tab Holdings, Inc., a Virginia corporation (the
                  -------
"Parent"), the several financial institutions from time to time party to the
 ------
Credit Agreement referred to below (the "Lenders") and Bank of America, N.A.
                                         -------
(formerly known as Bank of America National Trust and Savings Association) as letter of credit issuer and as agent for the Lenders (the "Agent").
                                                           -----

                              W I T N E S S E T H:
                              - - - - - - - - - --

     WHEREAS, the Company, the Parent, the Lenders and the Agent are parties to a certain Secured Credit Agreement dated as of August 20, 1998 (herein called the "Credit Agreement"); and
     ----------------

     WHEREAS, subject to the terms and conditions set forth herein the Lenders are willing to waive non-compliance by the Company with certain provisions of the Credit Agreement and to amend certain provisions of the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Company, the Parent, the Lenders and the Agent hereby agree as follows:

     SECTION 1. WAIVER.  In reliance on the warranties of the Company and the
                ------
Parent set forth in Section 3 below, effective on (and subject to the occurrence
                    ---------
of) the Amendment Effective Date (as defined below), the Lenders and the Agent hereby waive (i) the Company's compliance with the provisions of Sections 8A.1
                                                                 -------------
and 8A.2 of the Credit Agreement for the Company's fiscal quarter ended December
    ----
31, 1999, (ii) the Company's compliance with Section 7.13 for the period from
                                             ------------
September 30, 1999 through January 15, 2000 and (iii) any Event of Default caused by reason of the Company's failure to make a mandatory prepayment of the Revolving Loans pursuant to Section 2.7 of the Credit Agreement during the
                            -----------
period from September 30, 1999 through the date hereof.

     SECTION 2.  AMENDMENTS.  In reliance on the warranties of the Company and
                 ----------
the Parent set forth in Section 3 below, effective on (and subject to the
                        ---------
occurrence of) the Amendment Effective Date, the Credit Agreement shall be amended as follows:

     (a)  The definition of "Borrowing Base" set forth in Section 1.1 of the
                                                          -----------
Credit Agreement shall be amended to read in its entirety as follows:

     "Borrowing Base" means, at any time (a) the sum of
      --------------

                (i) an amount equal to 85% of the net amount (after deduction of such reserves and allowances (including, without limitation, program allowances), as the Agent may reasonably deem proper and necessary) of the Eligible Accounts of the Company, Stuart Hall and Vinylweld as of the date of the most recently delivered Borrowing Base certificate; plus
                       ----

                (ii) an amount equal to the lesser of (x) 60% of the net value (as determined by the Agent and after deduction of such reserves and allowances as the Agent may reasonably deem proper and necessary on a first-in first-out basis in accordance with GAAP) of Eligible Inventory of the Company, Stuart Hall and Vinylweld and (y) at all times from February 1 through June 30 of each year, $45,000,000 and at all other times, $30,000,000; plus
                                        ----

                (iii) an amount equal to (1) for the period from March 1, 2000 through April 30, 2000, $16,500,000, (2) for the period from May 1, 2000 through May 31, 2000, $14,500,000, (3) for the period from June 1, 2000 through June 30, 2000, $10,000,000, (4) for the period from
          July 1, 2000 through July 15, 2000, $5,000,000 and (5) for the period from and after July 16, 2000, $0; minus
                                            -----

     (b) the sum at such time of (i) the aggregate undrawn amount of any outstanding Letters of Credit (other than the IRB Letter of Credit); plus
                                                                     ----
(ii) the aggregate face amount of any LC Applications; plus (iii) the aggregate
                                                       ----
unreimbursed amounts drawn under any Letters of Credit or paid under any LC Application; plus (iv) without duplication, the aggregate outstanding amount of
             ----
all Revolving Loans.

     Notwithstanding anything contained in the foregoing to the contrary, the Agent reserves the right, at any time, as it reasonably deems proper or necessary, to reduce or increase any of the percentages or dollar amounts set forth above. Nothing contained herein shall (1) be construed as the Agent's agreement to resort or look to any particular type or item of Collateral as security for any specific Loan, Letter of Credit or advance or in any way limit the Agent's right to resort to any or all of the Collateral as security for any of the Liabilities, or (2) be deemed to limit or reduce any Lien in or upon any portion of the Collateral or other security for the Liabilities.

     (b)  The definition of "Applicable Margin" set forth in Section 1.1 of the
                                                             -----------
Credit Agreement shall be amended to read in its entirety as follows:

          "Applicable Margin" with respect to any Offshore Rate Loan, Base Rate
           -----------------
     Loan or the Commitment Fee, means (i) until the first time the Applicable Margin is adjusted pursuant to the last paragraph of this definition, 3.50% for Offshore Rate Loans, 1.75% for Base Rate Loans and 0.65% for the Commitment Fee, and (ii) at all times when clause (i) above does not apply,
                                                ----------
     a margin based on the Fixed Charge Coverage Ratio, as follows:

----------------------------------------------------------------------------------------------------
Fixed Charge                  Offshore Rate               Base Rate               Commitment Fee
Coverage Ratio              Applicable Margin         Applicable Margin         Applicable Margin
----------------------------------------------------------------------------------------------------
Less than or equal to                   3.50%                     1.75%                     0.65%
 1.5:1
----------------------------------------------------------------------------------------------------
Greater than 1.5:1 and                 2.625%                     1.50%                     0.60%
 less than or equal to
 1.75:1
----------------------------------------------------------------------------------------------------
Greater than 1.75:1                     2.00%                     1.00%                     0.50%
----------------------------------------------------------------------------------------------------

          ; provided, that at all times during each month during which, at any
            --------
     time during such month, the Effective Amount of all Revolving Loans plus the Effective Amount of all L/C Obligations (other than with respect to the IRB Letter of Credit) exceeded the Borrowing Base less any amount set forth in clause (a)(iii) of the definition of Borrowing Base, the foregoing
        ---------------
     Offshore Rate Applicable Margin and Base Rate Applicable Margin shall be increased by 0.50%.

          The Applicable Margin shall be adjusted on the fifteenth day following receipt by the Agent of the financial statements required by Section 7.1(a)
                                                                  --------------
     or (b), as applicable, and the related Compliance Certificate required by
        ---
     Section 7.2(b) (provided, that the Applicable Margin shall not be adjusted
     --------------  --------
     until financial statements in accordance with Section 7.1(b) are delivered
                                                   --------------
     to the Agent with respect to the Company's fiscal quarter ended September 30, 2000), based on the Fixed Charge Coverage Ratio as of the last day of the fiscal period most recently ended; it being understood, that if the
                                            -- ----------------
     Company fails to timely deliver the financial statements required by
     Section 7.1(a) or (b), as applicable, and the related Compliance
     --------------    ---
     Certificate required by Section 7.2(b), then, until receipt of such
                             --------------
     financial statements and certificate by the Agent, the Applicable Margin shall be 3.50% with respect to Offshore Rate Loans, 1.75% with respect to Base Rate Loans and 0.65% with respect to the Commitment Fee.

     (c) The definition of "Consolidated EBITDA" set forth in Section 1.1 of the
                                                              -----------
Credit Agreement shall be amended by (i) deleting the word "and" where it appears immediately prior to clause (i)(e) of such definition and inserting a
                             -------------
comma in lieu thereof and (ii) inserting the following immediately after clause
                                                                         ------
(i)(e) and before the semicolon
------

"and (f) restructuring charges related to the Company's 1999-2000 restructuring in an amount not to exceed $10,000,000 in the aggregate."

     (d)  The definition of "Eligible Account" set forth in Section 1.1 of the
                                                            -----------
Credit Agreement shall be amended by: (i) deleting the words "the Company or Stuart Hall" where they appear immediately prior to the parenthetical phrase defining "Person" for purposes of the definition of "Eligible Account" and inserting in lieu thereof the words "the Company, Stuart Hall or Vinylweld;"
(ii) deleting the percentage "10%" where it appears in clause (n) of such
                                                       ----------
definition and inserting the following percentage in lieu thereof "25%"; (iii) deleting the date "October 1" where it appears in clause (c) of such definition
                                                  ----------
and inserting the following date in lieu thereof "October 10;" and (iv) adding the following to clause (h) of such definition immediately following the word
                 ----------
"Company", ", Stuart Hall or Vinylweld."

     (e) The definition of "Eligible Inventory" set forth in Section 1.1 of the
                                                             -----------
Credit Agreement shall be amended by: (i) deleting the words "the Company or Stuart Hall" where they appear immediately prior to the parenthetical phrase defining "Person" for purposes of the definition of "Eligible Inventory" and inserting in lieu thereof the words "the Company, Stuart Hall or Vinylweld; " and (ii) deleting from clause (g) of such definition the words "the Company or
                       ----------
Stuart Hall" and inserting in lieu thereof the words "the Company, Stuart Hall or Vinylweld."

     (f) The definition of "Interest Payment Date" set forth in Section 1.1 of
                                                                -----------
the Credit Agreement shall be amended to read in its entirety as follows:

          "Interest Payment Date" means the last Business Day of each month and,
           ---------------------
     with respect to any Loan, each date such Loan is converted into another Type of Loan and, with respect to any Offshore Rate Loan, on the last day of each Interest Period with respect thereto.

     (g)  The definition of "Net Worth Shortfall Period" shall be deleted from
Section 1.1 of the Credit Agreement.
-----------

     (h) The following definitions shall be added to Section 1.1 of the Credit
                                                     -----------
Agreement, each in its appropriate alphabetical position:

          "Qualified Subordinated Debt" means unsecured indebtedness of the
           ---------------------------
     Company, that has no financial covenants and otherwise has terms and conditions satisfactory to the Agent, that is subordinated in right of payment to the Obligations pursuant to terms satisfactory to the Agent and that has, at a minimum, no right to payment in cash of any interest, principal, fee, premium or other amount owing with respect thereto until at least one year after the Term Maturity Date.

          "Total Debt" means for any Person, all Indebtedness of such Person and
           ----------
     its Subsidiaries other than (x) Qualified Subordinated Debt, (y) obligations with respect to Swap Contracts and (z) Indebtedness under letters of credit issued in support of trade payables arising in the ordinary course of business.

     (i)  Section 2.11(b) of the Credit Agreement shall be amended to read in
          ---------------
its entirety as follows:

          (b) [intentionally left blank].

     (j)  Section 7.2 of the Credit Agreement shall be amended by deleting
          -----------
clauses (g) and (h) and inserting the following in lieu thereof:
-----------     ---

          (g) not later than the third Business Day of each week, a certificate of a Responsible Officer of the Company, substantially in the form of Exhibit L attached hereto, containing a calculation of the Borrowing Base
     ---------
     as of the last Business Day of the immediately preceding week;

          (h) for the period from March 1, 2000 through July 15, 2000 weekly, not later than the third Business Day of each week, a certificate of a Responsible Officer of the Company with respect to a cash flow forecast for such week and the next succeeding four weeks in a form acceptable to the Agent;

          (i) promptly, notice of any revision to the forecast delivered with respect to fiscal year 2000 pursuant to Section 7.2(d); and
                                             --------------

          (j) promptly, such additional information regarding the business, financial and corporate affairs of the Company, the Parent or any Subsidiary as the Agent or any Lender may reasonably request.

     (k)  Section 7.13 of the Credit Agreement shall be amended to read in its
          ------------
entirety as follows:

          7.13 Annual Clean-Up. The Company shall (a) for a period of not less
               ---------------
     than thirty (30) consecutive days occurring between September 30 and November 15 of each fiscal year other than the 2000 fiscal year, reduce the aggregate outstanding principal amount of Revolving Loans plus accrued interest thereon to $25,000,000 or less, and (b) for a period of not less thirty (30) consecutive days occurring between October 15, 2000 and January 15, 2001, reduce the aggregate outstanding principal amount of Revolving Loans plus accrued interest thereon to $27,000,000 or less.

     (l)  Section 8.5(f) of the Credit Agreement shall be amended by adding the
          --------------
following immediately following the figure "$75,000,000" where it appears in clause (i) of the proviso thereto: "plus the aggregate principal amount of any notes issued thereunder in payment of interest as contemplated by Section 4(ii) of the Third Amendment and Waiver to this Agreement dated as of March 13, 2000."

     (m)  Section 8A.1 of the Credit Agreement shall be amended to read in its
          ------------
entirety as follows:

          8A.1 Fixed Charge Coverage Ratio. The Company shall not permit, as of
               ---------------------------
     the last day of any fiscal quarter occurring during the periods set forth below, for the four consecutive fiscal quarter period then ended, the ratio of (a) Consolidated EBITDA to (b) Consolidated Fixed Charges (the "Fixed Charge Coverage Ratio") to be less than the minimum ratio set forth below opposite such period:

     Period                        Ratio Level
     ------                        -----------

     March 31, 2000 through
      June 30, 2000                1.00:1

     Thereafter                    1.50:1.

     (n) Section 8A.2 of the Credit Agreement shall be amended to read in its
         ------------
entirety as follows:

          8A.2 Minimum EBITDA. The Company shall not permit, as of the last day
               --------------
     of any fiscal quarter occurring during each period set forth below, Consolidated EBITDA for the four consecutive fiscal quarter period then ended to be less than the minimum amount set forth below opposite such period:


Period                               Amount
---------------------------------  -----------

     March 31, 2000                $19,000,000
     June 30, 2000                 $19,500,000
     September 30, 2000            $24,000,000
     December 31, 2000 and each
     fiscal quarter thereafter     $24,500,000.

     (o)  Section 8A.3 of the Credit Agreement shall be amended to read in its
          ------------
entirety as follows:

          8A.3. Capital Expenditures. The Company shall not permit Consolidated
                --------------------
     Capital Expenditures (i) during the 2000 fiscal year of the Company to exceed $2,000,000, and (ii) during any fiscal year of the Company thereafter to exceed $5,000,000 plus any Rollover Amount. For purposes of this section "Rollover Amount" shall mean for any fiscal year beginning after December 31, 2001, the amount by which $5,000,000 exceeds the Consolidated Capital Expenditures during the prior fiscal year.

     (p) The following Section 8A.4 shall be added to the Credit Agreement:
                       ------------

          8A.4. Total Debt. (a) The Parent shall not permit its Total Debt to
                ----------
     exceed $202,500,000 on June 30, 2000.

          (b) The Company shall not permit its Total Debt to exceed $153,000,000 on June 30, 2000.

          (c) Each of the Parent and the Company will deliver to the Agent, in form and detail satisfactory to the Agent and the Majority Lenders, with sufficient copies for each Lender, balance sheets for each of the Parent and the Company as of June 30, 2000, together with certificates calculating the Total Debt of the Parent and the Total Debt of the Company on June 30, 2000, which balance sheets and certificates must be delivered no later than July 15, 2000.

     SECTION 3. WARRANTIES.  To induce the Lenders and the Agent to enter into
                ----------
this Amendment, each of the Company and the Parent warrant to the Lenders and the Agent as of the date hereof that:

     (a) No Default or Event of Default exists; and

     (b) The representations and warranties of the Borrowers contained in
Article VI of the Credit Agreement are true and correct with the same effect as
----------
though made on the date hereof, except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date.

     SECTION 4.  EFFECTIVENESS.  The waivers set forth in Section 1 above and
                 -------------                            ---------
the amendments set forth in Section 2 above shall become effective on such date
                            ---------
(the "Amendment Effective Date") when:
      ------------------------

     (i) the Company, the Parent, the Agent and the Majority Lenders have executed counterparts hereof and delivered them to the Agent;

     (ii) the Agent shall have received evidence satisfactory to it that the holders of not less than 76% of the principal amount of the Company's 10-7/8% Senior Subordinated Notes due 2007 issued under the 1997 Debt Indenture ("Senior
                                                                          ------
Subordinated Notes") have irrevocably and unconditionally agreed not to
------------------
accelerate the Senior Subordinated Notes, or declare a default or otherwise exercise any remedy with respect thereto as a result of any event of default under the 1997 Debt Indenture arising from the failure of the Company to make the payment of interest on the Senior Subordinated Notes due on February 1, 2000 and have agreed to accept a payment of additional Senior Subordinated Notes in a principal amount equal to the amount of interest not paid in cash on the Senior Subordinated Notes on such date, in each case on terms satisfactory to the Agent;

     (iii) the Agent shall have received an amendment, in form and substance satisfactory to the Agent, to the deed of trust entered into by the Company in favor of the Agent in respect of the Company's real property in Front Royal, Virginia increasing the amount of indebtedness secured thereby to $15,000,000, duly executed by the Company;

     (iv) the Agent shall have received such endorsements to the title insurance policy issued in favor of the Agent with respect to the deed of trust described in clause (iii) above as it shall reasonably request;
   ------------

     (v) the Company, Vinylweld and Stuart Hall shall have entered into an agreement with the Agent in form and substance satisfactory to the Agent granting the Agent dominion and control over all cash receipts of the Company, Vinylweld and Stuart Hall;

     (vi) the Agent shall have received a Security Agreement duly executed by Vinylweld, together with all schedules thereto;

     (vii) the Agent shall have received certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party reasonably acceptable to the Agent, dated a date reasonably near to the Amendment Effective Date, listing all effective financing statements which name Vinylweld (under its present name and any previous names) as debtor and which are filed in the jurisdictions in which filings are to be made in connection with such Security Agreement, together with (A) copies of such financing statements, (B) executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person in any collateral described in such Security Agreement previously granted by any Person (other than Permitted Liens) and (C) such other Uniform Commercial Code Form UCC-3 termination statements as the Agent may reasonably request;

     (viii) the Agent shall have received each document (including Uniform Commercial Code financing statements) reasonably requested by the Agent to be filed, registered or recorded in order to create in favor of the Agent, for the benefit of the Lenders, a perfected Lien on the Collateral of Vinylweld, prior and superior to any other Person, in proper form for filing, registration or recording;

     (ix) the Agent shall have received a duly executed Reaffirmation of Loan Documents from the Parent and Stuart Hall, in substantially the form of Exhibit
                                                                        -------
A hereto; and
-

     (x) the Agent shall have received, for the account of each Lender, an amendment fee equal to 0.375% of the sum of such Lender's Term Loan plus such Lender's Commitment.

     SECTION 5. GENERAL.
                -------

     (a) Capitalized terms used but not otherwise defined herein have the meanings assigned thereto in the Credit Agreement.

     (b) As hereby amended or modified, the Credit Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

     (c) After the date hereof, all references in the Credit Agreement and the Loan Documents to "Credit Agreement," "Agreement," "hereof" or the like shall refer to the Credit Agreement as hereby amended or modified.

     (d) The Company acknowledges its payment and reimbursement obligations arising pursuant to Section 11.4 of the Credit Agreement with respect to
                    ------------
reasonable Attorney Costs incurred by BofA in connection with the preparation of this Amendment.

     (e) This Amendment shall be binding upon the Company, the Parent, the Lenders and the Agent and shall inure to the benefit of the Company, the Parent, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

     (f) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     (g) This Amendment shall be governed by, and construed in accordance with, the laws of the State of Illinois, provided that the Agent and the Lenders shall retain all rights arising under federal law.

                                    * * * * *

     Delivered at Chicago, Illinois, as of the date and year first above written.

                          PEN-TAB INDUSTRIES, INC.


                          By:____________________________
                          Title: ________________________


                          PEN-TAB HOLDINGS, INC.


                          By:____________________________
                          Title: ________________________


                          BANK OF AMERICA, N.A., as Agent


                          By:____________________________
                          Title: ________________________



                          BANK OF AMERICA, N.A., as Lender


                          By:____________________________
                          Title: ________________________


                          COMERICA BANK, as Lender


                          By:____________________________
                          Title: ________________________

                          BAY VIEW FINANCIAL CORPORATION, as Lender


                          By:____________________________
                          Title: ________________________


                          UNION BANK OF CALIFORNIA, N.A., as Lender


                          By:____________________________
                          Title: ________________________


                          BAY VIEW BANK, as Lender


                          By:____________________________
                          Title: ________________________


                          LASALLE BANK NATIONAL ASSOCIATION, as Lender


                          By:____________________________
                          Title: ________________________

                                   EXHIBIT A

                            FORM OF REAFFIRMATION OF
                                 LOAN DOCUMENTS


                                 March __, 2000


Bank of America, N.A., as Agent
and the other parties to the Secured Credit
Agreement referred to below
231 South LaSalle Street
Chicago, Illinois 60697
Attn:  Agency Management Services #33499

                      Re:  Reaffirmation of Loan Documents

Ladies and Gentlemen:

     Please refer to:

1. The Stuart Hall Company, Inc. Security Agreement dated as of August 20, 1998 (the "Security Agreement") made by Stuart Hall Company , Inc.
                      ------------------
("Stuart Hall") in favor of Bank of America, N.A. (formerly Bank of America
-------------
National Trust and Savings Association) in its capacity as Agent (in such capacity, the "Agent");
               -----

1. The Stuart Hall Company, Inc. Guaranty dated as of August 20, 1998 (the "Stuart Hall Guaranty") made in favor of the Agent by Stuart Hall;
           --------------------

1. The Pen-Tab Holdings, Inc. Guaranty dated as of August 20, 1998 (the "Holdings Guaranty") made in favor of the Agent by Pen-Tab Holdings, Inc.
      -----------------
("Holdings");
  --------

1. The Pen-Tab Holdings, Inc. Pledge Agreement dated as of August 20, 1998 made by Holdings in favor of the Agent (the "Pledge Agreement"); and
                                                      ----------------

1. The Trademark Security Agreement made as of August 20, 1998 by Stuart Hall in favor of the Agent (the "Trademark Security Agreement").
                                        ----------------------------

     The Security Agreement, the Stuart Hall Guaranty, the Holdings Guaranty, the Pledge Agreement and the Trademark Security Agreement, as well as each other Loan Document to which either of the undersigned is a party, in each case as heretofore amended, are collectively referred to herein as the "Documents".
                                                                ---------
Capitalized terms not
otherwise defined herein will have the meanings given in the Credit Agreement referred to below.

     Each of the undersigned acknowledges that the Company, the Lenders and the Agent have executed the Third Amendment and Waiver (the "Amendment") to the
                                                         ---------
Secured Credit Agreement dated as of August 20, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement").
                                              ----------------

     Each of the undersigned hereby confirms that each Document to which such undersigned is a party remains in full force and effect after giving effect to the effectiveness of the Amendment and that, upon such effectiveness, all references in each such Document to the "Credit Agreement" shall be references to the Credit Agreement as amended by the Amendment.

          The letter agreement may be signed in counterparts and by the various parties as herein on separate counterparts. This letter agreement shall be governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                             STUART HALL COMPANY, INC.


                             By:_______________________________
                             Title:____________________________


                             PEN-TAB HOLDINGS, INC.



                             By:________________________________
                             Title:_____________________________